Exhibit 10.1

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated this 22nd day of September, 2008 (the “Agreement”), made by PLATINUM INTELLECTUAL PROPERTY, L.P., a Texas limited partnership (“PIP LP”), with an address at 2777 Stemmons Freeway, Suite 1440, Dallas, Texas 75207, and PRO OPERATIONS, L.P., a Texas limited partnership (“PRO LP”), with an address at 2777 Stemmons Freeway, Suite 1440, Dallas, Texas 75207, (collectively on a joint and several basis, the “Grantor”), in favor of ALPINA LENDING, L.P., a Nevada limited partnership with an address at 7161 S. Eastern Ave., Suite 3A, Las Vegas, Nevada 89119-4675 (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Secured Convertible Promissory Note dated the date hereof by and between the Grantor and the Secured Party, as agent on behalf of all Lenders party thereto (as such Secured Convertible Promissory Note may be further amended from time to time, the “Note”), the Secured Party, as agent on behalf of all Lenders party to the Note, has agreed to provide working capital financing to the Grantor in the original principal amount of up to One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00);

WHEREAS, in order to secure any and all amounts due and owing under the Note, the Grantor has agreed to execute and deliver to the Secured Party a security agreement providing for the grant to the Secured Party of a security interest in all of the personal property of the Grantor; and

WHEREAS, the Grantor has determined that its execution, delivery and performance of this Agreement directly benefit, and are within the corporate and limited partnership (as applicable) purposes and in the best interests of, the Grantor.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and undertakings of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do agree as follows:

SECTION 1. Definitions. All terms used in this Agreement which are defined in the Note and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 2. Grant of Security Interest. To secure the payment and performance in full of all of the Obligations, the Grantor hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to the Secured Party, and grants to the Secured Party a continuing first priority security interest subject only to Permitted Liens, in all personal and fixture property of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, to the fullest extent permitted by the Uniform Commercial Code, as it may be amended from time to time (as so amended, the “Code”) (collectively, the “Collateral”), which Collateral includes, without limitation, the following:

(a) all of the Grantor’s right, title and interest in and to all goods and equipment of any kind, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired and all parts thereof and accessions thereto, including, without limitation, all equipment, furnishings, furniture, tools and supplies of every kind and description and all improvements thereto (any and all such goods, equipment, parts and accessions being hereinafter referred to collectively as the “Goods and Equipment”);

(b) all of the Grantor’s right, title and interest in and to all inventory of any kind, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, and all accessions thereto and products thereof (any and all such inventory, accessions and products being hereinafter referred to collectively as “Inventory”);

(c) all of the Grantor’s right, title and interest in and to: (i) all accounts, receivables, rights to receive royalties and license fees, contract rights, chattel paper, electronic chattel paper, instruments (including promissory notes), general intangibles as defined in Tex. Bus. & Com. Code Ann. § 9-101 et seq., including, without limitation, general intangibles as defined in Tex. Bus. & Com. Code Ann. § 9-101 et seq. that are classified otherwise under Revised Article 9 of the Code, and other rights or obligations of any kind, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise, including, without limitation, all rights relating to any license or contract to which the Grantor is a party, including all moneys due from time to time in respect thereof (any and all such accounts, receivables, rights to receive royalties and license fees, contract rights, chattel paper, electronic chattel paper, instruments (including promissory notes), general intangibles, rights and obligations being hereinafter referred to collectively as the “Receivables”); and (ii) all rights now or hereafter existing in and to all security agreements, leases and other contracts, now or hereafter existing in, securing or otherwise relating to any accounts, receivables, rights to receive royalties and license fees, contract rights, chattel paper, electronic chattel paper, instruments (including promissory notes), general intangibles or obligations (any and all such security agreements, leases and other contracts being hereinafter referred to collectively as the “Related Contracts”);

(d) all of the Grantor’s right, title and interest in, to and under its Intellectual Property Rights (including without limitation those Patents and Trademarks listed on Schedule I hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof;

(e) all of the Grantor’s right, title and interest in and to all letter-of-credit rights (whether or not the letter-of-credit is entered by writing);

(f) all of the Grantor’s right, title and interest in and to all deposit accounts;

(g) all of Grantor’s right, title and interest in and to all securities and all investment property;

(h) all of Grantor’s right, title and interest in and to all commercial tort claims; and

(i) all proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case, howsoever the Grantor’s interest therein may arise or appear (whether by ownership, license, security interest, claim or otherwise).

SECTION 3. Security for the Obligations. The security interest created hereby in the Collateral constitutes a continuing collateral security for all of the Obligations.

SECTION 4. Representations, Warranties and Covenants. The Grantor represents, warrants and covenants (on a joint and several basis to the extent there is more than one Grantor) to the Secured Party as follows:

(a) PIP LP is a limited partnership duly formed, validly existing, and in good standing under the laws of the state of Texas and has the requisite power and authority to execute and deliver each of this Agreement, the Note and the other Loan Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. PRO LP is a limited partnership duly formed, validly existing, and in good standing under the laws of the state of Texas and has the requisite power and authority to execute and deliver each of this Agreement, the Note and the other Loan Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of each of this Agreement, the Note and the other Loan Documents to which the Grantor is a party has been duly authorized by all requisite action on its part. Each of this Agreement, the Note and the other Loan Documents to which the Grantor is a party has been duly executed and delivered by the Grantor and constitutes a legal, valid and binding agreement of the Grantor enforceable in accordance with its terms. The execution, delivery and performance of each of this Agreement, the Note and the other Loan Documents to which the Grantor is a party will not violate any of its organizational documents or any agreement, indenture or other document to which the Grantor is a party or under which either it or its assets are bound, or any judgment, order, injunction or decree or provision of applicable law by which the Grantor is, or its assets are, bound.

(b) The Grantor is and will be at all times the owner of the Collateral, free and clear of all Liens, except for the Lien created by this Agreement and Permitted Liens.

(c) All Goods and Equipment and Inventory now existing are located at the location set forth on Schedule II of this Agreement. The Grantor’s chief place of business and chief executive office, the place where the Grantor keeps its records concerning Receivables and all originals of all chattel paper which constitute Receivables and of the Related Contracts are located at 2777 Stemmons Freeway, Suite 1440, Dallas, Texas 75207. Set forth on Schedule II hereto is a complete and correct list of each trade name used by the Grantor.

(d) The exercise by the Secured Party of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or affecting the Grantor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties.

(e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for: (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral; or (ii) the exercise by the Secured Party of any of its rights and remedies hereunder, except for the filing under the Code of the financing statements with the filing office listed in Schedule III hereto (the “Financing Statements”), all of which Financing Statements have been duly filed and are in full force and effect, including all necessary filings with the United States Patent and Trademark Office.

(f) This Agreement creates a valid security interest in favor of the Secured Party in the Collateral as security for the Obligations. Such security interest is, or in the case of Collateral in which the Grantor obtains rights after the date hereof will be, a perfected security interest subject to no other prior Lien other than for Permitted Liens. All action necessary or desirable to perfect and protect such security interest has been duly taken.

(g) The Grantor hereby agrees to notify the Secured Party of the occurrence of an Event of Default in accordance with the Note.

SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Secured Party shall otherwise consent in writing:

(a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Secured Party may reasonably request in order: (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Secured Party may reasonably request in order to perfect and preserve the security interest purported to be created hereby; and (B) promptly furnishing to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

(b) Location of Goods and Equipment and Inventory; Grantor’s Legal Status. The Grantor will not keep Inventory (other than goods in transit), Goods and Equipment or records with respect to Receivables and the Related Contracts in any state in which financing statements have not theretofore been filed in a manner sufficient to perfect under the Code of such state the security interests in such Inventory, Goods and Equipment, Receivables and the Related Contracts granted hereby. The Grantor will provide the Secured Party thirty (30) days prior written notice of any change in the Grantor’s name, identity (including organizational identification number if it has one or later obtains one), chief place of business, chief executive office, type of organization, jurisdiction of organization or other legal structure, which might make any financing statement filed thereunder misleading, and prior to such change Grantor will have presented to the Secured Party evidence satisfactory to it of the filing of all amendments to financing statements and all additional financing statements necessary to maintain the security interests granted hereunder at all times.

(c) Condition of Goods and Equipment. The Grantor will cause the Collateral to be maintained and preserved in the same condition, repair and working order as when acquired, reasonable wear and tear excepted, and in accordance with any manufacturer’s manual, and will forthwith, or in the case of any loss or damage to any of the Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable or that the Secured Party may reasonably request to such end. The Grantor will promptly furnish to the Secured Party a statement respecting any loss or damage to any of the Collateral.

(d) Taxes. The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, or incurred in connection with the use or operation of, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

(e) Insurance. The Grantor will, at its own expense, maintain insurance in accordance with the Note. The Grantor will, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance.

(f) Provisions Concerning the Receivables and the Related Contracts.

(i) The Grantor will: (A) maintain its chief executive office in the continental United States; (B) keep all originals of all chattel paper which constitute Receivables at its chief executive office; (C) keep adequate records concerning the Receivables and such chattel paper and permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper; and (D) not change the current bank account to which the Receivables are paid without the approval of the Secured Party.

(ii) The Grantor will duly perform and observe all of its material obligations under each Related Contract and, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, the Grantor may (and, at the Secured Party’s direction, will) take such action as the Grantor or the Secured Party may deem reasonably necessary or advisable to enforce collection or performance of the Receivables; provided, however, that the Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default: (x) to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party; (y) to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to the Secured Party; and (z) at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. Upon the occurrence of an Event of Default: (A) all amounts and proceeds (including instruments) received by the Grantor in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party, in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as specified in Section 7(b) hereof; and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Collateral or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

(g) Obligations. For so long as the Obligations shall remain outstanding, the Grantor shall take no action discharging, canceling, extinguishing or otherwise impairing its right, title and interest in and to any of the Collateral. The Grantor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance other than Permitted Liens, and the Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests that are adverse to the Secured Party. The Grantor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by one person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person other than the Secured Party (except for liens permitted by the Note).

SECTION 6. Additional Provisions Concerning the Collateral.

(a) The Grantor hereby authorizes the Secured Party to file, without the signature of the Grantor (where permitted by law), one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

(b) Upon the occurrence and during the continuation of an Event of Default, the Grantor hereby irrevocably appoints the Secured Party the Grantor’s attorney-in-fact and proxy with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, the Note and the other Loan Documents to which it is a party, including, without limitation: (i) to obtain and adjust insurance required to be paid to the Secured Party, pursuant to Section 5(e) hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral; (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above and to give full discharge for the same; (iv) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and (v) to execute and file financing statements, continuation statements and amendments thereto.

(c) If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under Section 8 hereof.

(d) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(e) Anything herein to the contrary notwithstanding: (i) the Grantor shall remain liable under the Related Contracts to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantor from any of its obligations under the Related Contracts; and (iii) the Secured Party shall not have any obligation or liability by reason of this Agreement under the Related Contracts nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 7. Remedies Upon Occurrence of an Event of Default. If an Event of Default shall have occurred and be continuing:

(a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it (whether under the Note, the other Loan Documents, at law or in equity), all of the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may: (i) enter upon any premises on which the Collateral may be situated and remove the same therefrom or require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party, forthwith assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party; and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied as follows:

(i) First, to the payment of the reasonable costs and expenses, including, without limitation, reasonable attorney’s fees and legal expenses, incurred by the Secured Party in connection with: (A) the administration of this Agreement; (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (C) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (D) the failure of the Grantor to perform or observe any of the provisions hereof;

(ii) Second, ratably to the payment of the Obligations as follows: first in respect of any fees not covered by clause (i) above; second, in respect of accrued but unpaid interest under the Note and the Note; and third, in respect of unpaid principal under the Note and the Note;

(iii) Third, to the payment of any other amounts required to be paid in connection with the liquidation of the Collateral and by applicable law; and

(iv) Fourth, the surplus proceeds, if any, to the Grantor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the rate of interest as set forth in the Note (including the default rate of interest if applicable) or such other interest rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.

SECTION 8. Indemnity and Expenses.

(a) The Grantor (on a joint and several basis to the extent there is more than one Grantor) agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), other than losses directly resulting from the Secured Party’s own gross negligence or willful misconduct.

(b) Upon the occurrence and continuation of an Event of Default, the Grantor (on a joint and several basis to the extent there is more than one Grantor) will pay to the Secured Party the amount of any and all reasonable costs and expenses, including, without limitation, the fees and disbursements of the counsel retained by the Secured Party for itself and of any experts and agents, which the Secured Party may incur in connection with: (i) the administration of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

SECTION 9. Notice. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the United States mail, postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of a nationally recognized overnight courier service, one Business Day after delivery to such courier service, addressed, in the case of each party hereto, to such party at its address specified in the Note, or to such other address as may be designated by any party in a written notice to the other parties hereto.

SECTION 10. Security Interest Absolute. All rights of the Secured Party, all security interests, and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Note or any other Loan Document relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Note or any other Loan Document; (iii) any increase in, addition to, exchange or release of, or non-perfection of any Lien on or security interest in, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or this Agreement; or (v) the absence of any action on the part of the Secured Party to obtain payment or performance of the Obligations from the Grantor.

SECTION 11. Miscellaneous.

(a) Amendments and Waivers. This Agreement may not be amended, supplemented, modified or waived except in accordance with the provisions of this Section 11(a). The Secured Party and the Grantor may, from time to time, enter into written amendments, supplements, modifications or waivers for the purpose of adding, deleting, changing or waiving any provisions of this Agreement.

(b) No Waiver; Remedies Cumulative. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or and under the Note, the Note and any other Loan Documents. The rights of the Secured Party hereunder against any party hereto are not conditional or contingent on any attempt by the Secured Party to exercise any of its rights under any other document or agreement against such party or against any other person.

(c) Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(d) Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full or release of the Obligations.

(e) Satisfaction of Obligations. Upon the satisfaction in full of the Obligations, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to the Grantor. The Secured Party will, upon the Grantor’s request, in exchange for the Grantor’s signed receipt therefor, and at the Grantor’s expense: (i) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; (ii) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination; and (iii) file termination statements in all applicable jurisdictions evidencing the release of the Secured Party’s security interest in the Collateral.

(f) Waiver of Suretyship Defenses. The Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Grantor further waives any and all other suretyship defenses.

(g) Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION AND THE EFFECT OF THE PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEVADA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEVADA, LOCATED IN CLARK COUNTY, OR OF THE UNITED STATES OF AMERICA LOCATED IN CLARK COUNTY, NEVADA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GRANTOR AT ITS ADDRESS SET FORTH HEREIN. THE GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(h) Successors, etc. This Agreement shall be binding upon and inure to the benefit of the Grantor and the Secured Party, and their respective permitted transferees, successors and assigns. The Grantor shall not have the right to assign or transfer any right or interest herein or hereunder without the Secured Party’s prior written consent. The Secured Party shall have the right, upon notice to the Grantor specifying the identity of the transferor, successor or assignee, to transfer or assign to any Affiliate its rights and obligations hereunder, and in connection therewith, the Secured Party may disclose to any such person any information that it received or may receive from the Grantor hereunder.

(i) Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

(j) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(k) Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GRANTOR AND THE SECURED PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

[signature page follows]

IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

GRANTOR:

PLATINUM INTELLECTUAL PROPERTY, L.P.

By:	Platinum Intellectual Property GP, Inc.
Its:	General Partner

	By:	/s/ John T. “Cork” Jaeger, Jr.
	Name:	John T. “Cork” Jaeger, Jr.
	Its:	Chief Executive Officer

PRO OPERATIONS, L.P.

By:	Platinum IP Management, Inc.
Its:	General Partner

	By:	/s/ John T. “Cork” Jaeger, Jr.
	Name:	John T. “Cork” Jaeger, Jr.
	Its:	Chief Executive Officer

[SIGNATURE PAGE TO SECURITY AGREEMENT]

SECURED PARTY:

ALPINA LENDING, L.P.

By:	Alpina GenPar, Inc.
Its:	General Partner

	By:	/s/ Julie Krupala
		Name:	Julie Krupala
		Its:	Secretary

[SIGNATURE PAGE TO SECURITY AGREEMENT]

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF TEXAS	)
) ss.
COUNTY OF _________	)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 22nd day of September, 2008, personally appeared John T. “Cork” Jaeger, Jr. to me known personally, and who, being by me duly sworn, deposes and says that he is the (i) Chief Executive Officer of Platinum Intellectual Property GP, Inc. (the “Parent”), the general partner of Platinum Intellectual Property, L.P. (the “Partnership”), and that said instrument was signed and sealed on behalf of said Partnership by authority of the Board of Directors of the Parent, and said John T. “Cork” Jaeger, Jr. acknowledged said instrument to be the free act and deed of said Parent and Partnership, and (ii) Chief Executive Officer of Platinum IP Management, Inc. (the “GP”), the general partner of PRO Operations, L.P. (“PRO LP”), and that said instrument was signed and sealed on behalf of said PRO LP by authority of the Board of Directors of the GP, and said John T. “Cork” Jaeger, Jr. acknowledged said instrument to be the free act and deed of said GP and PRO LP.

Notary Public

My commission expires:

SCHEDULE I

TO SECURITY AGREEMENT

Patents and Patent Applications

[See attached]

SCHEDULE I

TO SECURITY AGREEMENT

(continued)

Trademarks and Trademark Applications

Trademark Applications & Registrations

Trademark	Country	Application No. / Registration No.	Application Date Registration Date	Description of Goods/Services
PLATINUM RESEARCH ORGANIZATION	U.S.	75/838,447 2,951,930	November 2, 1999 May 17, 2005	Catalytic lubricant additives used in the manufacture of industrial and all purpose lubricants (Class 1)

TECHROBOND	U.S.	77/033,559	October 31, 2006

Chemical additives for use with automotive, industrial, aircraft and all-purpose lubricants (Class 1)

Automotive lubricants; industrial lubricants; aircraft lubricants; all-purpose lubricants (Class 4)

TECHROBOND	Canada	1,345,578	April 30, 2007	Automotive lubricants; industrial lubricants; aircraft lubricants; all-purpose lubricants; chemical additives for use with automotive, industrial, aircraft and all-purpose lubricants

TECHROBOND	Europe	1631001 1631001	April 27, 2000 June 7, 2002

Chemicals used in industry, science and photography, as well as in agriculture, horticulture and forestry; unprocessed artificial resins, unprocessed plastics; manures; fire extinguishing compositions; tempering and soldering preparations; chemical substances for preserving foodstuffs; tanning substances; lubricant additives.

(Class 1)

Paints, varnishes, lacquers; preservatives against rust and against deterioration of wood; colorants; mordants; raw natural resins; metals in foil and powder form for painters, decorators, printers and artists; coatings in the nature of bonding agents.

(Class 2)

Industrial oils and greases; lubricants; dust absorbing, wetting and binding compositions; fuels (including motor spirit) and illuminants; candles, wicks; all purpose lubricants and motor oil.

(Class 4)

TECHROBOND	Europe	5867577 5867577	April 30, 2007 May 19, 2008

Chemicals used in industry, science and photography, as well as in agriculture, horticulture and forestry; unprocessed artificial resins, unprocessed plastics; manures; fire extinguishing compositions; tempering and soldering preparations; chemical substances for preserving foodstuffs; tanning substances; chemical additives for use with automotive, industrial, aircraft and all-purpose lubricants. (Class 1)

Industrial oils and greases; lubricants; dust absorbing, wetting and binding compositions; fuels (including motor spirit) and illuminants; candles and wicks for lighting; automotive lubricants; industrial lubricants; aircraft lubricants; all-purpose lubricants.

(Class 4)

TECHROBOND	Mexico	423,124 679,956	April 28, 2000 November 30, 2000	Lubricant additives (Class 1)

TECHROBOND	Mexico	423,125 679,957	April 28, 2000 November 30, 2000	Coatings in the nature of bonding agents (Class 2)

TECHROBOND	Mexico	423,126 679,958	April 28, 2000 November 30, 2000	All purpose lubricants and motor oil (Class 4)

TECHROBOND	Mexico	851,878	April 30, 2007	All goods in Class 1 and specifically naming chemical additives for use with automotive, industrial, aircraft and all-purpose lubricants (Class 1)

TECHROBOND	Mexico	851,877	April 30, 2007	All goods in Class 4 and specifically naming automotive lubricants; industrial lubricants; aircraft lubricants; all-purpose lubricants (Class 4)

SCHEDULE II

TO SECURITY AGREEMENT

Locations of Goods and Equipment; List of Trade Names; Websites

Locations of Goods and Equipment:

2777 Stemmons Freeway, Suite 1440, Dallas, Texas 75207

Four Ball Wear and Weld Tester

Department of Materials Science and Engineering

The University of Texas at Arlington

500 West First Street

Arlington, Texas 76019

Trade Names and Trademarks:

See Schedule I (Trademarks and Trademark Applications)

Websites:

www.platinumresearch.com

SCHEDULE III

TO SECURITY AGREEMENT

List of Filing Offices for Financing Statements

Secretary of State of State of Delaware

Secretary of State of State of Texas